

                          $531,147,655

          Midland Realty Acceptance Corp. (Depositor)
    Midland Loan Services, L.P. (Master Servicer and Special Servicer)
 Commercial Mortgage Pass-Through Certificates, Series 1996-C2

-----------------------------------------------------------------------------
                                                                                                      Scheduled
      Rating by  Initial Aggregate                                             Weighted    Principal    Final
      Fitch/     Certificate Balance                           Pass-Through  Average Life   Window    Distribution
Class Moody's    or Notional Amount   % of Total  Description      Rate         (years)     (years)      Date
-------------------------------------------------------------------------------------------------------------------
Senior Certificates
-------------------------------------------------------------------------------------------------------------------

 A-1  AAA/Aaa            $            %           Fixed Rate         %
-------------------------------------------------------------------------------------------------------------------

 A-2  AAA/Aaa            $            %           Fixed Rate         %
-------------------------------------------------------------------------------------------------------------------

 A-3  AAA/Aaa            $            %           Fixed Rate         %
-------------------------------------------------------------------------------------------------------------------
                                                   Excess
A-EC  AAA/Aaa           N/A          N/A          Interest           %             N/A      N/A
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Subordinate Certificates
-------------------------------------------------------------------------------------------------------------------
                                                 [Variable
  B   AA/Aa2             $            %            Rate]             %
-------------------------------------------------------------------------------------------------------------------
                                                 [Variable
  C    A/A2              $            %            Rate]             %
-------------------------------------------------------------------------------------------------------------------
                                                 [Variable
  D   BBB/Baa2           $            %            Rate]             %
--------------------------------------------------------------------------------------------------------------------
                                                 [Variable
  E   BBB-/Baa3          $            %            Rate]             %
--------------------------------------------------------------------------------------------------------------------
                                                 [Variable
  F   BB/Ba2             $             %           Rate]             %
--------------------------------------------------------------------------------------------------------------------
                                                 [Variable
  G   BB-/Ba3            $             %           Rate]             %
--------------------------------------------------------------------------------------------------------------------
                                                 [Variable
  H    B/B2              $             %           Rate]             %
--------------------------------------------------------------------------------------------------------------------
                                                 [Variable
  J    B-/B3             $             %           Rate]             %
--------------------------------------------------------------------------------------------------------------------
                                                 Principal Only
 K-1  Unrated            $             %                             %
--------------------------------------------------------------------------------------------------------------------

 K-2  Unrated            $            N/A        Interest Only       %             N/A      N/A
--------------------------------------------------------------------------------------------------------------------


Pricing Date:                 Week of December 9, 1996
Closing Date:                 Week of December 16, 1996.
Collateral:                   139 Loans
Weighted Average DSCR:        1.36x
Weighted Average LTV:         69.68%
Loan Sellers:                 Midland (59.4% of the Pool),
                              GACC (28.3% of the Pool),
                              Boston Capital Mortgage
                              Company (12.4% of the Pool)
Master and Special Servicer:  Midland Loan Services, L.P.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the Offered Certificates referred to herein (the "Offered Certificates") in making their investment decisions. The material does not include all relevant information relating to the Offered Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in the Offered Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in and will be fully superseded by the preliminary prospectus supplement and final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
12/5/96                                                                   Page 1

Draft Structural Term Sheet             Deutsche Morgan Grenfell@



Underwriters:                 Deutsche Morgan Grenfell,
                              Prudential Securities
                              Incorporated, Llama Company, L.P.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the Offered Certificates referred to herein (the "Offered Certificates") in making their investment decisions. The material does not include all relevant information relating to the Offered Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in the Offered Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in and will be fully superseded by the preliminary prospectus supplement and final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
12/5/96                                                                   Page 2

Draft Structural Term Sheet                   Deutsche Morgan Grenfell@


Credit Enhancement Structure


------------------------------------------------------------
Approximate                                     Approximate
Percent                                         Credit
   of                                           Support
 Total
            -----------------------------------
          %
             Class A-EC   Class A-1                     %
                          Ratings: (AAA/Aaa)
                         ----------------------

         %                Class A-2                     %
                          Ratings: (AAA/Aaa)
                         ----------------------
             Excess
         %   interest     Class A-3                     %
             on           Ratings: (AAA/Aaa)
             class A-1
             through
             Class E
                         ----------------------

         %                Class B                       %
                          Ratings: (AA/Aa2)
                         ----------------------
             Ratings:
         %   (AAA/Aaa)    Class C                       %
                          Ratings: (A/A2)
                         ----------------------

         %                Class D                       %
                          Ratings: (BBB/Baa2)
                         ----------------------

         %                Class E                       %
                          Ratings: (BBB-/Baa3)
            -----------------------------------
            ----------------------------------

         %   Class F     Ratings: (BB/Ba2)             %
            ----------------------------------

         %   Class G    Ratings: (BB-/Ba3)             %
            ----------------------------------

         %   Class H    Ratings: (B/B2)                %
            ----------------------------------

         %   Class J     Ratings: (B-/B3)              %
            ----------------------------------
            -----------------------------------

         %   Class        Class K-1
             K-2          Principal only
             Interest
             only
             Unrated      Unrated
            -----------------------------------

              Classes A, B, C, D and E will
                    be SEC registered.
              Classes A-EC, F, G, H, J, K-1
                 and K-2 will be offered
                        privately.
----------------------------------------------------------


Transaction Summary

Securities:

      Senior        The Class A-1,  Class  A-2,  Class A-3
Certificates:       and Class A-EC Certificates.

     Subordinate    The Class B,  Class C,  Class D, Class
Certificates:       E,  Class F,  Class G,  Class H, Class
                    J, Class K-1 and Class K-2 Certificates.

     Distribution   The 25th day of each month,  or if the
Dates:              25th  is  not  a  Business   Day,  the
                    Business Day immediately following such day commencing in January 1997.

     Rated Final
     Distribution   As  to  each  Class  of  Certificates,
Date:               __________, 20__.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the Offered Certificates referred to herein (the "Offered Certificates") in making their investment decisions. The material does not include all relevant information relating to the Offered Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in the Offered Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in and will be fully superseded by the preliminary prospectus supplement and final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
12/5/96                                                                   Page 3

Draft Structural Term Sheet                   Deutsche Morgan Grenfell@



     Early          The  Trust  Fund is  subject  to early
Termination:        termination  if less  than  10% of the
                    Initial    Pool    Balance     remains
                    outstanding.

     Auction Call   On  or  after  the  Distribution  Date
Date:               occurring in December  2007, the Trust
                    Fund is subject to early termination
                    pursuant to the auction procedures
                    described in the prospectus supplement.

     Master and
Special             Midland Loan Services, L.P.
     Servicer:

     Trustee:       LaSalle National Bank.

     Fiscal Agent:  ABN-AMRO Bank N.V.

     Federal Tax    REMIC
Status:

     ERISA:         It  is  anticipated  that  the  Senior
                    Certificates   will   qualify  for  an
                    exemption    from    the    prohibited
                    transaction provisions of ERISA.

     SMMEA:         Not Eligible

      Delivery:     DTC

Structural
Summary:

     Interest       On each Distribution  Date, each Class
Payments:           of Regular  Certificates  (other  than
                    the Class K-1 Certificates) generally
                    will be entitled to receive interest
                    distributions  in an  amount  equal  to the  Class  Interest
                    Distribution Amount for such Class and Distribution Date, together with any unpaid Class Interest Shortfalls remaining from prior Distribution Dates, in each case to the extent of Available Funds remaining after payment to each outstanding
                    Class of Certificates bearing an earlier sequential Class designation of (i) the Class Interest Distribution Amount and any unpaid Class Interest Shortfall for such Classes,
                    (ii)  the  Pooled  Principal  Distribution  Amount  for such
                    Distribution Date for such Classes and (iii) payment of the unreimbursed amount of Realized Losses previously allocated to such Classes.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the Offered Certificates referred to herein (the "Offered Certificates") in making their investment decisions. The material does not include all relevant information relating to the Offered Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in the Offered Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in and will be fully superseded by the preliminary prospectus supplement and final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
12/5/96                                                                   Page 4

Draft Structural Term Sheet                   Deutsche Morgan Grenfell@



     Principal      The  Pooled   Principal   Distribution
Payments:           Amount  for  each   Distribution  Date
                    will be distributed,  first, to the Class A-1  Certificates, until the  Certificate  Balance  thereof has been reduced to zero and  thereafter,  sequentially  to each other  Class of
                    Regular  Certificates  (other  than the Class A-EC and Class
                    K-2 Certificates),  until its Certificate Balance is reduced to zero,  in each  case,  to the extent of  Available  Funds remaining  after (i)  payment to each  outstanding  Class of
                    Certificates  having an earlier sequential Class designation of the Class Interest  Distribution Amount, any unpaid Class
                    Interest Shortfalls  remaining from prior Distribution Dates and the Pooled Principal  Distribution  Amount for each such
                    Class  of  Certificates  and  the  unreimbursed   amount  of
                    Realized Losses  previously  allocated to each such Class of
                    Certificates   and  (ii)  payment  of  the  Class   Interest
                    Distribution Amount and any unpaid Class Interest Shortfalls remaining from prior Distribution Dates to such Class (or, with respect to the Class K-1 Certificates, to the Class K-2
                    Certificates) and to any other outstanding Class that is pari passu with such Class.


     Credit         The Class A-1,  Class  A-2,  Class A-3
Enhancement:        and  Class   A-EC   Certificates   are
                    credit enhanced by the Classes of Subordinate Certificates, which consist of the Class B, Class C, Class D, Class E,
                    Class F,  Class G, Class H, Class J, Class K-1 and Class K-2
                    Certificates. Each other Class of Regular Certificates will likewise be protected by the subordination offered by the other Classes of Certificates that bear a later sequential designation.

                    Realized Losses of principal and interest from any Mortgage Loan and certain other losses experienced by the Trust Fund will generally be allocated to the Classes of Regular Certificates (other than the Class A-EC and Class K-2 Certificates) in reverse sequential order starting with the Class K-1 Certificates will reduce the Class K-2 Notional Balance. Realized Losses allocated to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D or Class E Certificates will reduce the Class A-EC Notional Balance.

     Advances:      Subject to the  limitations  described
                    in  the  prospectus  supplement,   the
                    Master  Servicer  is  required to make
                    advances  (each  such  amount,  a "P&I
                    Advance")  in  respect  of  delinquent
                    Monthly   Payments  (but  not  Balloon
                    Payments)  on the Mortgage  Loans.  If
                    the Master  Servicer  fails to make an
                    Advance   required  to  be  made,  the
                    Trustee  shall  then  be  required  to
                    make   such   Advance.   If  both  the
                    Master  Servicer  and the Trustee fail
                    to  make  such  Advance,   the  Fiscal
                    Agent  shall be  required to make such
                    Advance.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the Offered Certificates referred to herein (the "Offered Certificates") in making their investment decisions. The material does not include all relevant information relating to the Offered Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in the Offered Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in and will be fully superseded by the preliminary prospectus supplement and final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
12/5/96                                                                   Page 5

Draft Structural Term Sheet          Deutsche Morgan Grenfell@



            Prepayment Lockout/Premium Analysis <F1>

           Percentage of Mortgage Pool by Prepayment
              Restriction Assuming No Prepayments

                       1996 1997 1998 1999  2000 2001 2002  2003 2004 2005  2006 2007 2008  2009 2010 2011
Prepayment
Restrictions
Lockout.................................
 .......
Greater of Yield
Maintenance or
Percentage Premium of:
5.00% or
greater..........................
4.00% to
4.99%...........................
3.00% to
3.99%...........................
2.00% to
2.99%...........................
1.00% to
1.99%...........................
0.00% to
0.99%...........................
Total of Yield
Maintenance..........
Total of Yield
Maintenance
and
Lockout.................................
Percentage Premium:
5.00% or
greater..........................
4.00% to
4.99%...........................

<F1> This table sets forth an analysis of the percentage of the declining balance of the Mortgage Pool that, on December 1, in each of the years indicated, will be within a Lockout Period or in which Principal Prepayments must be accompanied by the indicated Prepayment Premium or yield maintenance charge.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the Offered Certificates referred to herein (the "Offered Certificates") in making their investment decisions. The material does not include all relevant information relating to the Offered Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in the Offered Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in and will be fully superseded by the preliminary prospectus supplement and final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
12/5/96                                                                   Page 6

Draft Structural Term Sheet        Deutsche Morgan Grenfell@

[Restubbed Table from above]


3.00% to
3.99%...........................
2.00% to
2.99%...........................
1.00% to
1.99%...........................
Total with
Percentage Premium
Open.....................................
 .......
Total.....................................
 .......
% of Initial Pool
# Balance <F2>.....

------------------

<F2>    Represents the approximate  percentage of  the Initial Pool Balance that will remain outstanding at the indicated date based upon the assumptions used in preparing this table.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the Offered Certificates referred to herein (the "Offered Certificates") in making their investment decisions. The material does not include all relevant information relating to the Offered Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in the Offered Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in and will be fully superseded by the preliminary prospectus supplement and final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
12/5/96                                                                   Page 7

Draft Structural Term Sheet        Deutsche Morgan Grenfell@


Collateral
Overview:

     Loan Details:  All   weighted   average   information
                    regarding the Mortgage Loans reflects
                    weighting of the Mortgage Loans by
                    their Cut-off Date Principal Balances.


              Characteristics

              Aggregate Cut-off Date Principal Balance:        $531,176,571
              Number of Mortgage Loans:                            139
              Weighted Average Mortgage Rate:                     8.74%
              Weighted Average Remaining Term to Maturity:      118 months
              Weighted Average DSCR (1):                          1.36x
              Average Mortgage Loan Balance                    $3,821,414
              Balloon Mortgage Loans:                            97.5%



           Cut-off Date Principal Balances

                            % by Cut-off        Number
Cut-off Date Principal     Date Principal         of
Balance                        Balance       Mortgage Loans
$    500,000 - $  999,999        2.9%                18
$  1,000,000 - $ 1,999,999      11.9%                43
$  2,000,000 - $ 2,999,999       8.4%                18
$  3,000,000 - $ 3,999,999       8.2%                13
$  4,000,000 - $ 4,999,999      10.2%                12
$  5,000,000 - $ 6,999,999       3.6%                 3
$  7,000,000 - $ 7,999,999      12.9%                 9
$  8,000,000 - $ 8,999,999       6.5%                 4
$  9,000,000 - $ 9,999,999       3.5%                 2
$10,000,000 -  $10,999,999       7.8%                 4
$11,000,000 -  $11,999,999       2.2%                 1
$12,000,000 -  $12,999,999       2.3%                 1
$16,000,000 -  $16,999,999       3.2%                 1
$17,000,000 -  $17,999,999       3.3%                 1
$27,000,000 -  $27,999,999       5.1%                 1
                                 ----                 -
     Total                       100%                139




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the Offered Certificates referred to herein (the "Offered Certificates") in making their investment decisions. The material does not include all relevant information relating to the Offered Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in the Offered Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in and will be fully superseded by the preliminary prospectus supplement and final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
12/5/96                                                                   Page 8

              Geographical Distribution

                           % by Cut-off       Number
                         Date Principal         of
Jurisdiction                  Balance     Mortgage Loans
------------      ---------------------   --------------
Texas                             16.5%         31
California                        14.7%         15
Florida                            9.6%         14
Colorado                           6.8%          5
Michigan                           5.8%          9
New York                           5.2%          5
Maryland                           5.1%          6
Other (1)                         36.3%         54
                                  -----         --
     Total                       100.0%         139


----------------

(1) No other jurisdiction has Mortgage Loans aggregating more than 4.4% of the Initial Pool Balance.


           Debt Service Coverage Ratios (1)

Range of Debt             % by Cut-off       Number
Service                 Date Principal         of
Coverage Ratios               Balance       Mortgage Loans
------------------   ---------------------   --------------

1.15-1.19                          0.9%          2
1.20-1.24                          6.2%          9
1.25.-1.29                        21.4%         28
1.30-1.34                         21.5%         31
1.35-1.39                         30.3%         34
1.40-1.44                          8.6%         11
1.45-1.49                          3.8%          6
1.50-1.54                          1.6%          4
1.55-1.59                          2.1%          8
1.60-1.64                          1.9%          4
2.45-2.49                          1.5%          1
2.70-2.74                          0.1%          1
                                   ----          -
     Total                         100%         139
Weighted Average DSCR                          1.36x

(1) Calculated based on the ratio of Underwritten cash flow to Annual Debt service.

                 Loan to Value Ratios

                           % by Cut-off       Number
Range of Loan            Date Principal         of
to Value Ratios               Balance     Mortgage Loans
----------------   ---------------------   --------------
30.0% to less                      1.1%          2
than 35.0%
35.0% to less                      0.4%          2
than 40.0%
40.0% to less                      2.2%          4
than 45.0%
50.0% to less                      1.5%          3
than 55.0%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the Offered Certificates referred to herein (the "Offered Certificates") in making their investment decisions. The material does not include all relevant information relating to the Offered Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in the Offered Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in and will be fully superseded by the preliminary prospectus supplement and final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
12/5/96                                                                   Page 9

55.0% to less                      9.3%         17
than 60.0%
60.0% to less                      8.9%         14
than 65.0%
65.0% to less                     18.8%         34
than 70.0%
70.0% to less                     35.2%         45
than 75.0%
75.0% to less                     19.1%         14
than 80.0%
80.0% to less                      2.0%          3
than 85.0%
85.0% to less                      1.7%          1
than 90.0%
     Total                         100%         139
                                   ----         ---
Weighted Average LTV                           69.24%



                    Property Types

                           % by Cut-off       Number
                         Date Principal         of
Property Types                Balance     Mortgage Loans
--------------    ---------------------   --------------
Congregate Care                    0.8%          1
Hotel                              1.5%          1
Industrial                         0.6%          1
Industrial/Warehouse               4.2%          8
Mini Warehouse                     0.2%          1
Mixed Use                          3.2%          1
Mobile Home                        0.6%          2
Park
Multifamily                       38.1%         59
Office                            12.8%         17
Office/R&D                         2.8%          2
Office/Retail                      3.0%          3
Office/Warehouse                   0.8%          3
Retail,                            9.2%          9
Anchored
Retail,                            3.1%          3
Factory Outlet
Retail, Single                     9.2%         14
Tenant
Retail, Unanchored                 9.2%         14
                                   ----         --
     Total                         100%         139



                    Maturity Years

                           % by Cut-off       Number
                         Date Principal         of
Year                          Balance     Mortgage Loans
----              ---------------------   --------------
2001                               2.4%          2
2002                               2.2%          2
2003                              13.3%         11
2004                               0.4%          1
2005                               3.2%          3
2006                              57.1%         83
2007                               1.1%          2
2008                              13.2%         21
2010                               0.3%          1
2011                               5.9%         11


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the Offered Certificates referred to herein (the "Offered Certificates") in making their investment decisions. The material does not include all relevant information relating to the Offered Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in the Offered Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in and will be fully superseded by the preliminary prospectus supplement and final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
12/5/96                                                                  Page 10

2016                               0.2%          1
2021                               0.7%          1
                                   ----          -
     Total                         100%         139



      Delinquency Status as of November 1, 1996


                                           % by Cut-off
                                          Date Principal
Status                                        Balance
No Delinquencies                                100%





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such material. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the Offered Certificates referred to herein (the "Offered Certificates") in making their investment decisions. The material does not include all relevant information relating to the Offered Certificates described herein, particularly with respect to the risk and special considerations associated with an investment in the Offered Certificates. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in and will be fully superseded by the preliminary prospectus supplement and final Prospectus. Although the information contained in the material is based on sources the Underwriters believe to be reliable, the Underwriters make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.
12/5/96                                                                  Page 11